SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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[  ] Definitive Additional Materials

[  ] Soliciting Material under Rule 14a-12

VII PEAKS CO-OPTIVIST INCOME BDC II, INC.

(Name of Registrant as Specified In Its Charter)

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Proxy Materials

PLEASE CAST YOUR VOTE NOW!

VII PEAKS CO-OPTIVIST INCOME BDC II, INC.

100 Pine Street, Suite 500

San Francisco, California 94111

1-(855) 889-1778

Dear Shareholder,

We have some exciting news to share with you, and we need your help in the form of your vote as discussed in the enclosed proxy materials.

On August 20, 2013, the Board approved the termination of the Fund’s prior investment advisory agreement with VII Peaks-KBR BDC Advisor II, LLC (the “Prior Adviser”), and the entry into a new investment advisory agreement with VII Peaks Capital, LLC (“VII Peaks”). The Prior Adviser was a joint venture between VII Peaks and KBR Capital Advisors, LLC (“KBR”). In August 2013, VII Peaks and KBR decided to terminate their joint venture, and in connection with that termination decided to dissolve the Prior Adviser. The Board approved the investment advisory agreement with VII Peaks on a temporary basis because (1) all of the same persons who provided investment management services on behalf of the Prior Adviser are now employed by VII Peaks, (2) VII Peaks will continue the same investment strategy was formerly employed by the Prior Adviser, and (3) VII Peaks has agreed to continue managing the Fund on the exact same terms as the Prior Adviser.

Under the Investment Company Act of 1940, the Fund is allowed to retain VII Peaks to perform investment advisory services on a temporary basis for 150 days. However, the Fund must obtain shareholder approval of the new investment advisory agreement with VII Peaks in order for VII Peaks to continue to manage the Fund on a permanent basis. Therefore, I am writing to ask you for your prompt vote for the approval of a new investment advisory agreement between the Fund and VII Peaks.  The new investment advisory agreement will not result in any increase in fees charged to the Fund, in any change in the Fund’s investment strategies, or any change in the personnel who currently manage the Fund.  This package contains information about the proposal to approve the new investment advisory agreement.

The proposal has been carefully reviewed by the Fund’s Board of Directors.   The Board of Directors unanimously recommends that you vote FOR the proposal.

It is very important that we receive your vote before December 13, 2013.  Voting is quick and easy.  Everything you need is enclosed.  To cast your vote:

•	PHONE: Call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	INTERNET: Visit the website indicated on your proxy card. Enter the control number on your proxy card and follow the instructions.

•	MAIL: Complete the proxy card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

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Should you have any questions or wish to discuss any aspect of this, please feel free to call me directly at (855) 889-1778, or send me an email at gschandhoke@viipeakscapital.com.

On behalf of each employee of VII Peaks Capital, LLC, thank you for your participation and prompt response in this matter, as we need your vote.

Sincerely,

/s/ Gurpreet S. Chandhoke
Gurpreet S. Chandhoke, President VII Peaks Capital, LLC

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Important information to help you understand and vote on the proposal:

Please read the full text of the proxy statement.  Below is a brief overview of the proposal to be voted upon.  Your vote is important.

What is this document and why did you send it to me?

We are sending this document to you for your use in deciding whether to approve the new investment advisory agreement with VII Peaks Capital, LLC (the “Adviser” or “VII Peaks Capital”) to enable VII Peaks to continue to serve as the investment adviser for the VII Peaks Co-Optivist Income BDC II, Inc. (the “Fund”), a Maryland corporation that operates as a business development company.  This document includes a Notice of Special Meeting of Shareholders, a Proxy Statement, and a Proxy Card.

At a meeting of the Fund’s Board of Directors (the “Board”) held on August 20, 2013, the Board approved VII Peaks as the investment adviser to the Fund under the new investment advisory agreement.

What am I being asked to vote on?

You are being asked to vote to approve the new investment advisory agreement between the Adviser and the Fund.

On August 20, 2013, the Board approved the termination of the Fund’s prior investment advisory agreement with VII Peaks-KBR BDC Advisor II, LLC (the “Prior Adviser”), and the entry into a new investment advisory agreement with VII Peaks. The Prior Adviser was a joint venture between VII Peaks and KBR Capital Advisors, LLC (“KBR”). In August 2013, VII Peaks and KBR decided to terminate their joint venture, and in connection with that termination decided to dissolve the Prior Adviser. The Board approved the investment advisory agreement with VII Peaks because (1) all of the same persons who provided investment management services on behalf of the Prior Adviser are now employed by VII Peaks, (2) VII Peaks will continue the same investment strategy was formerly employed by the Prior Adviser, and (3) VII Peaks has agreed to continue managing the Fund on the exact same terms as the Prior Adviser.

Under the Investment Company Act of 1940 (the “1940 Act”), the Fund is allowed to retain VII Peaks to perform investment advisory services on a temporary basis for 150 days. However, the Fund must obtain shareholder approval of the new investment advisory agreement with VII Peaks in order for VII Peaks to continue to manage the Fund on a permanent basis. If Fund shareholders do not approve a new investment advisory agreement with VII Peaks as the investment adviser for the Fund, the Board will have to consider other alternatives for the Fund, including seeking shareholder approval of the new investment advisory agreement again, retaining a new investment adviser, which must also be approved by Fund shareholders, and the possible liquidation of the Fund.

How will my approval of the proposal affect the management and operation of the Fund?

The Fund’s investment strategies will not change as a result of the new investment advisory agreement with the Adviser.  The same management team will continue to manage the Fund’s portfolio.

How will my approval of the proposal affect the expenses of the Fund?

The proposed approval of the new investment advisory agreement with the Adviser will not result in an increase of the investment advisory fee paid by the Fund to the Adviser or in the Fund’s total expenses.

Unlike the Prior Adviser, the Adviser does not plan to enter into an expense reimbursement agreement with the Fund. Management of the Fund does not believe that an expense reimbursement agreement is necessary to enable the Fund to continue making distributions to shareholders at a 7.35% annual rate. Instead, based on the current size and performance of the Fund, the Fund believes that it can maintain its current distribution rate through voluntary waivers of advisory fees by the Adviser without the need for a separate expense reimbursement agreement.

What are the primary reasons for the selection of VII Peaks as the investment adviser of the Fund?

The Board weighed a number of factors in reaching its decision to approve VII Peaks as the new investment adviser for the Fund, including the history, reputation, qualifications and resources of VII Peaks and the fact that VII Peaks’ current portfolio managers would continue to provide the day-to-day management of the Fund.   The Board also considered that, as a result of the proposal, the Fund’s advisory fee would not increase.  Other expected benefits include providing continuity in the portfolio management of the Fund, including retaining the current personnel, maintaining the current relationships with third-party vendors, and avoiding the costs of finding a new investment adviser.

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Has the Board approved the proposal?

Yes.  The Board has unanimously approved the proposal set forth herein, and recommends that shareholders also vote to approve the proposal.

Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by VII Peaks.

Who is eligible to vote?

Shareholders of record of the Fund as of the close of business on October 16, 2013 (the “Record Date”) are entitled to be present and to vote at the special meeting of shareholders (the “Special Meeting”) or any adjournment thereof.  Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on the proposal presented at the Special Meeting.

How is a quorum for the Special Meeting established?

The presence of 50% of the outstanding shares entitled to vote of the Fund constitutes a quorum for the Special Meeting.  Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.  However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal.  If a quorum is not present for the Fund at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received on behalf of the Fund, or if other matters arise requiring shareholder attention, persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Fund.

What vote is required to approve the proposal?

Approval of the new investment advisory agreement with Adviser requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the Investment Company Act of 1940, as amended, a “majority of the outstanding voting securities” is defined as the lesser of:  (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

How do I vote my shares?

Although you may attend the Special Meeting and vote in person, you do not have to.  You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope.  You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions.

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In addition, you may vote through the Internet by visiting www.proxyvoting.com/viipeaks and following the on-line instructions.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Investor Services (855) 889-1778.

If you simply sign and date the proxy card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting.  Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

Please complete, sign and return the enclosed proxy card in the enclosed envelope.  You may vote your proxy by Internet or telephone in accordance with the instructions set forth on the enclosed proxy card.  No postage is required if mailed in the United States.

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VII PEAKS CO-OPTIVIST INCOME BDC II, INC.

100 Pine Street, Suite 500

San Francisco, California 94111

1-(855) 889-1778

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A special meeting of shareholders (the “Special Meeting”) of the VII Peaks Co-Optivist Income BDC II, Inc. (the “Fund”), a Maryland corporation, will be held at the offices of the Fund, 100 Pine Street, Suite 500, San Francisco, California 94111, on Friday, December 13, 2013, at 10:00 a.m., Pacific Time.

The purpose of the Special Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

1.	To approve an Investment Advisory Agreement between VII Peaks Capital, LLC and the Fund.

2.	To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

The Fund’s Board of Directors has fixed the close of business on October 16, 2013, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

By order of the Board of Directors,

/s/ Gurpreet S. Chandhoke

Gurpreet S. Chandhoke, Chairman and Chief Executive Officer

November 8, 2013

Your vote is important. Please vote by using the Internet, vote by telephone or sign and return the enclosed proxy card as soon as possible to ensure your representation at the Special Meeting. The prompt return of proxies will ensure a quorum and save the Company the expense of further solicitation. Each proxy granted may be revoked by the shareholder appointing such proxy at any time before it is voted. If you receive more than one proxy card because your shares are registered in different names or addresses, each proxy should be voted.

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PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF THE

VII PEAKS CO-OPTIVIST INCOME BDC II, INC.

100 Pine Street, Suite 500

San Francisco, California 94111

1-(855) 889-1778

TO BE HELD ON DECEMBER 13, 2013

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors (the “Board”) of VII Peaks Co-Optivist Income BDC II, Inc. (the “Fund”), and at any adjournments thereof (the “Special Meeting”), to be held on Friday, December 13, 2013 at 10:00 a.m., Pacific Time, at the offices of the Fund, 100 Pine Street, Suite 500, San Francisco, California 94111.

Shareholders of record at the close of business on the record date, established as October 16, 2013 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting.  This proxy statement is expected to be mailed to shareholders on or about November 12, 2013.  The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments thereof:

PROPOSAL	To Approve an Investment Advisory Agreement Between VII Peaks Capital, LLC and the Fund.

Shareholders of the Fund are being asked to approve a new investment advisory agreement between VII Peaks Capital, LLC (“VII Peaks” or the “Adviser”) and the Fund (the “New Investment Advisory Agreement”).

For a free copy of the Fund’s latest annual report, call 1-(855) 889-1778 or visit the Fund’s website at www.viipeaksbdc.com or write to the Fund, 100 Pine Street, Suite 500, San Francisco, California 94111.

Background

The Fund is an externally managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). The Fund was formed on August 3, 2011, and commenced operations on July 12, 2012.

The Prior Adviser served as the investment adviser to the Fund from its inception to August 20, 2013, when the Board terminated the Fund’s investment advisory agreement with the Prior Adviser.  On that same day, the Board also approved the New Investment Advisory Agreement with VII Peaks. The Prior Adviser was a joint venture between VII Peaks and KBR Capital Advisors, LLC (“KBR”). In August 2013, VII Peaks and KBR decided to terminate their joint venture, and in connection with that termination decided to dissolve the Prior Adviser. The Board approved the investment advisory agreement with VII Peaks because (1) all of the same persons who provided investment management services on behalf of the Prior Adviser are now employed by VII Peaks, (2) VII Peaks will continue the same investment strategy was formerly employed by the Prior Adviser, and (3) VII Peaks has agreed to continue managing the Fund on the exact same terms as the Prior Adviser.

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Under the Investment Company Act of 1940 (the “1940 Act”), the Fund is allowed to retain VII Peaks to perform investment advisory services on a temporary basis for 150 days. However, the Fund must obtain shareholder approval of the new investment advisory agreement with VII Peaks in order for VII Peaks to continue to manage the Fund on a permanent basis. If Fund shareholders do not approve a new investment advisory agreement with VII Peaks as the investment adviser for the Fund, the Board will have to consider other alternatives for the Fund, including seeking shareholder approval of the new investment advisory agreement again, retaining a new investment adviser, which must also be approved by Fund shareholders, and the possible liquidation of the Fund.

Legal Requirements in Approving the New Investment Advisory Agreement

The New Investment Advisory Agreement is attached hereto as Exhibit A.  The terms of the New Investment Advisory Agreement are substantially identical to the terms of the prior investment advisory agreement dated March 27, 2012 (the “Prior Investment Advisory Agreement”) and are identical with respect to services to be provided by VII Peaks compared to those it previously provided.  The Prior Investment Advisory Agreement was last submitted to the shareholders of the Fund for approval on March 27, 2012 and was effective upon the Fund’s commencement of operations on July 12, 2012.

The New Investment Advisory Agreement and the Prior Investment Advisory Agreement have identical fee structures.  There are no material differences between the two agreements, other than their effective dates.  The material terms of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement are compared below in the “Summary of the New Investment Advisory Agreement and Prior Investment Advisory Agreement” section.

The New Advisory Agreement took effect on August 20, 2013 (the “Transition Date”).  If shareholders do not approve the New Advisory Agreement with respect to the Fund, VII Peaks will not be permitted to serve as the Fund’s investment adviser after the 150 days after the Transition Date, and the Board will have to consider other alternatives for the Fund, including seeking Fund shareholder approval of the New Advisory Agreement again, retaining a new investment adviser, which must also be approved by Fund shareholders, and the possible liquidation of the Fund.

Information about VII Peaks Capital, LLC

VII Peaks has been registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended, since June 2010.   VII Peaks’ principal office is located at 100 Pine Street, Suite 500, San Francisco, California 94111.  As of September 30, 2013, VII Peaks managed approximately $57.1 million of investment assets.

The following table sets forth the name, position and principal occupation of each current member and principal officer of VII Peaks, each of whom is located at VII Peaks’ principal office location.

Name	Position/Principal Occupation
Gurpreet S. Chandhoke	Managing Partner and Chief Investment Officer of VII Peaks
Stephen Shea	Managing Partner of VII Peaks

The following table sets forth the name of each person who owns of record, or beneficially, 10% of more of the outstanding voting securities of VII Peaks as of June 30, 2013, each of whom is located at VII Peaks’ principal office location.

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Name	% of Voting Securities Held
Gurpreet S. Chandhoke	42.6%
Stephen Shea	33.13%

Summary of the New Investment Advisory Agreement and the Prior Investment Advisory Agreement

A copy of the proposed New Investment Advisory Agreement is attached hereto as Exhibit A.  The following description is only a summary.  However, all material terms of the New Investment Advisory Agreement have been included in this summary.  You should refer to Exhibit A for the New Investment Advisory Agreement, as the description set forth in this Proxy Statement of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit A.  The investment advisory services to be provided by VII Peaks under the New Investment Advisory Agreement and the fee structure are identical to the services currently provided by the Prior Adviser and the fee structure under the Prior Investment Advisory Agreement.

Advisory Services.   Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement state that, subject to the supervision and direction of the Board, VII Peaks will provide for the overall management of the Fund including: (i) determine the composition and allocation of the Fund’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Fund; (iii) perform due diligence on prospective portfolio companies; (iv) execute, close, negotiate and restructure debt as may be necessary, service and monitor the Fund’s investments; (v) determine the securities and other assets that the Fund shall purchase, retain, or sell; (vi) provide the Fund with such other investment advisory, research and related services as the Fund may, from time to time, reasonably require for the investment of its funds; and (vii) to the extent permitted under the 1940 Act and the Advisers Act, on the Fund’s behalf, and in coordination with any sub-adviser and administrator, provide significant managerial assistance to those portfolio companies to which the Fund is required to provide such assistance under the 1940 Act, including utilizing appropriate personnel of the Adviser to, among other things, monitor the operations of the Fund’s portfolio companies, participate in board and management meetings, consult with and advise officers of portfolio companies and provide other organizational and financial consultation.

Brokerage.  Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that VII Peaks shall be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates, provided that VII Peaks shall not direct orders to an affiliated person of VII Peaks without general prior authorization to use such affiliated broker or dealer from the Board.  VII Peaks’ primary considerations in selecting a broker-dealer and effecting transactions through a particular broker-dealer will be price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, and that any such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund’s portfolio, and is consistent with VII Peaks’ duty to seek the best execution on behalf of the Fund. The price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Payment of Expenses.  Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, the adviser is responsible for providing the investment and management personnel, and routine overhead expenses of such personnel. Except for organization and offering expenses, the Fund is responsible for all costs and expenses of its investment operations and its investment transactions, including the cost of calculating the Fund’s net asset value, including the cost of any third-party valuation firms; the cost of effecting sales and repurchases of shares of the Fund’s shares of common stock and other securities, such as dealer manager fees and commissions; fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments; transfer agent and custodial fees, fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions for the Fund’s investments; costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone and staff costs associated with the Fund’s reporting and compliance obligations under the1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002; fees and expenses associated with accounting, independent audits and outside legal costs; and all other expenses incurred by the Fund’s Adviser, any Sub-Adviser or the Fund in connection with administering the Fund’s business, including expenses incurred by the Fund’s administrator in performing administrative services for the Fund, and the reimbursement of the compensation of the Fund’s administrator.

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Organization and Offering Expenses. Under both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement, the adviser is responsible for payment of organization and offering expenses (other than dealer manager fees and commissions) incurred in connection with the offering of the Fund’s common stock, except that the Fund is contingently obligated to reimburse the adviser for any organization and offering expenses incurred by the adviser at the rate of 1.5% of the gross proceeds received by the Fund from the sale of its securities. In addition, in consideration for VII Peaks’ assumption of certain amounts due the Fund by the Prior Adviser under an expense reimbursement agreement, VII Peaks’ assumed the Prior Adviser’s right to reimbursement of organization and offering expenses incurred by the Prior Adviser prior to termination of the Prior Investment Advisory Agreement.

Management Fees. Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement provide for the payment of an identical base management based on the net assets of the Fund. The base management fee is calculated as follows and payable monthly in arrears: 2.00% if our net assets are below $100 million; 1.75% if our net assets are between $100 million and $250 million; and 1.50% if our net assets are above $250 million.

Subordinated Incentive Fee on Investment Income. Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement provide for the payment of an identical subordinated incentive fee on investment income, which is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is 20% but subordinated to a return on adjusted capital equal to 2.0% per quarter (an annualized rate of 8.0%). No subordinated incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the preferred quarterly return of 2.0% on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.0% of adjusted capital, the subordinated incentive fee on income shall equal 20.0% of pre-incentive fee net investment income, if any, that exceeds 2.0%.

Incentive Fee on Capital Gains. Both the New Investment Advisory Agreement and Prior Investment Advisory Agreement provide for the payment of an identical incentive fee on capital gains, which is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory agreement) and will equal 20.0% of our incentive fee on capital gains, which equals the Fund’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, net of any previously paid capital gains incentive fees.

Duration and Termination.   The Prior Investment Advisory Agreement provided that the agreement would become effective at the time the Fund commenced operations.  The New Investment Advisory Agreement provides that the agreement is effective as of August 20, 2013, although VII Peaks may only act as the investment adviser on a temporary basis for 150 days without shareholder approval of the New Investment Advisory Agreement pursuant to Rule 15a-4 under the 1940 Act. Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement provide that the agreements will continue in effect for a period of two years, unless sooner terminated, and that they shall continue in effect for successive annual periods, with such continuation to be approved at least annually by the Board or by the vote of a majority of the outstanding securities of the Fund, and in either case by the vote of the Disinterested Directors.  Both the Prior Investment Advisory Agreement and the New Investment Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the Fund (by vote of the Disinterested Directors or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the Prior Adviser or VII Peaks, as applicable, at any time, without the payment of a penalty, upon 120 days’ prior written notice.

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Limitation on Liability and Indemnification.   Both the New Investment Advisory Agreement and the Prior Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of the duties imposed on the adviser by the agreement VII Peaks and the Prior Adviser, respectively, will not be subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses sustained in the purchase, holding or sale of any security of the Fund, and that the Fund will indemnify VII Peaks and the Prior Adviser, respectively, for any such losses.

Fee Transition Provisions. The New Investment Advisory Agreement contains transition provisions to insure that the Fund is not obligated to pay duplicative base management fees or incentive fees to both the Prior Adviser and VII Peaks. The New Investment Advisory Agreement provides that the base management fee will be prorated based on the number of days in the month in which the agreement is in force for the month of August 2013. In addition, the New Investment Advisory Agreement provides that the subordinated incentive fee on investment income will be prorated based on the number of days in the quarter in which the New Investment Advisory Agreement is in force in the quarter ending in September 2013. Finally, the New Investment Advisory Agreement provides that the incentive fee on capital gains will be calculated net of any previously paid capital gains incentive fees, including any capital gains incentive fees paid or payable to the Prior Adviser.

Expense Reimbursement Agreement. The Prior Adviser had entered into an expense reimbursement agreement with the Fund, under which the Prior Adviser had agreed to reimburse the Fund for all GAAP compliant expenses (other than the base management fee and incentive fees) on a quarterly basis. At the time of termination of the Prior Investment Advisory Agreement on August 20, 2013, the Prior Adviser owed the Fund $1,305,142.Under the New Investment Advisory Agreement, VII Peaks agreed to assume the Prior Adviser’s obligation to the Fund. In consideration for that undertaking, the Fund agreed to reimburse VII Peaks for any unreimbursed organization and offering expenses incurred by the Prior Adviser prior to the termination of the Prior Investment Advisory Agreement. VII Peaks has not entered into an expense reimbursement agreement with the Fund. VII Peaks believes that, at the Fund’s current level of operating expenses and investment performance, the Fund will be able to earn sufficient net investment income to continue the Fund’s current policy of making distributions at a 7.35% annual rate. To the extent the Fund’s net investment income is not sufficient to maintain a distribution rate of 7.35%, VII Peaks may waive or defer its base management fee or incentive fee, as permitted by the New Investment Advisory Agreement, to enable the Fund to maintain its distribution rate.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Investment Advisory Agreement, the Board, including each of the Board members of the Fund who are not “interested persons” of the Fund as defined under the 1940 Act (“Independent Directors”), met in person and by phone on August 20, 2013, during which the Board reviewed materials related to VII Peaks.  In the course of their review, the Board considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund.  The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by the Prior Adviser since the Fund’s inception; (2) the performance of the Fund while managed by the Prior Adviser; (3) the fact that there are no material differences between the terms of the New Investment Advisory Agreement and the terms of the Prior Investment Advisory Agreement; (4) the fact that VII Peaks is continuing to manage the Fund with the same portfolio managers; (5) the fact that the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Prior Investment Advisory Agreement; (6) the fact that VII Peaks has agreed to assume the Prior Adviser’s obligation to make certain expense limitation payments to the Fund; and (7) other factors deemed relevant.

Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Investment Advisory Agreement, and the Board’s conclusions.  In their deliberations, the Independent Directors did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services Provided to the Fund. Since VII Peaks intends to continue providing investment management services with the same personnel that previously provided services on behalf of the Prior Adviser, the Independent Directors considered the nature, extent and quality of services provided by the Prior Adviser to the Fund.  The Independent Directors considered VII Peaks’ specific responsibilities in all aspects of day-to-day investment management of the Fund, including the investment strategies implemented by VII Peaks, as well as the qualifications, experience and responsibilities of Gurpreet S. Chandhoke and Stephen F. Shea, the Fund’s portfolio managers, and the responsibilities of other key personnel at VII Peaks involved in the day-to-day activities of the Fund.  In this regard, the Independent Directors considered VII Peaks’ experience and expertise investing in the type of debt instruments and securities that are described in investment strategy section of the Fund’s current prospectus. The Independent Directors also considered the resources and compliance structure of VII Peaks, including information regarding its compliance program, its chief compliance officer and VII Peaks’ compliance record, and VII Peaks’ business continuity plan, all of which were identical to that of the Prior Adviser, which the . Independent Directors had previously determined were satisfactory. The Independent Directors also considered the prior relationship between the principals of VII Peaks and the Fund, and noted that during the course of the prior year they had met with the principals of VII Peaks (in their capacity as principals of the Prior Adviser) by phone or in person to discuss the Fund’s performance, investment outlook as well as various marketing and compliance topics, including the Prior Adviser’s risk management process.  The Independent Directors concluded that VII Peaks had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as VII Peaks’ compliance policies and procedures, were satisfactory.

12

 Investment Performance of VII Peaks and the Fund.   The Independent Directors discussed the Fund’s recent performance and the overall performance by the Prior Adviser since the commencement of operations by the Fund on July 12, 2012. In assessing the quality of the portfolio management services delivered by the Prior Adviser, the Independent Directors noted that the Fund’s investment income had been sufficient to meet a targeted distribution rate to shareholders of 7.35% per annum (assuming a normalized level of operating expenses). After considering all of the information, the Independent Directors concluded that the performance obtained by the Prior Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Independent Directors determined that the Fund and its shareholders were likely to benefit from VII Peaks’ future management of the Fund since VII Peaks’ management is the same as the management of the Prior Adviser.

Costs of Service to be provided by VII Peaks and the Structure of the Adviser’s Fees.   The Independent Directors considered the cost of services and the structure of VII Peaks’ fees, including a review of the historical operating expense ratio and other pertinent material with respect to the Fund.  The Independent Directors reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Independent Directors considered data relating to the cost structure of other business development companies with fixed income investment strategies, and VII Peaks’ separately-managed accounts, as well as the fee waivers and expense reimbursements by VII Peaks.

The Independent Directors noted that the Fund’s operating expenses appeared to be lower than any other fund its in peer group, being business development companies with fixed income investment strategies. The Independent Directors also noted that VII Peaks’ base management and incentive fees appeared to be comparable to the peer group median.  The Independent Directors then compared the fees paid by the Fund to the fees paid by VII Peaks’ separately-managed accounts, noting that the management fee was in line with the fees paid by the Fund.

The Independent Directors concluded that the Fund’s expenses and advisory fees payable to VII Peaks were not unreasonable in light of the comparative performance and advisory fee information.

Extent of Economies of Scale as the Fund Grows.   The Independent Directors compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Independent Directors also reviewed the structures of the Fund’s advisory fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how whose economies of scale were being or would be shared with shareholders).  The Independent Directors noted that the Fund’s base management fee contains breakpoint reductions as the Fund’s assets grow in size, and that its incentive fee on net investment income was subject to an 8% annual hurdle rate.  The Independent Directors reviewed the fee waivers and expense reimbursements that VII Peaks proposed.  The Independent Directors noted that current projections indicate that the Fund will be able to continue paying distributions of 7.35% on an annual basis from net investment income without an expense reimbursement agreement, and therefore did not require such an agreement from VII Peaks. The Independent Directors concluded that VII Peaks’ advisory fee structure and proposed fee waivers were reasonable and reflect a sharing of economies of scale between VII Peaks and the Fund at the Fund’s current asset level.

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Profits to be Realized from the Relationship with the Fund.   The Independent Directors considered the direct and indirect benefits that could be realized by VII Peaks from its association with the Fund.  The Independent Directors examined the proposed brokerage practices of VII Peaks with respect to the Fund, which are the same as the Prior Adviser’s brokerage practices.  The Independent Directors concluded that the benefits VII Peaks may receive, such as continuity in the portfolio management of the Fund, including retaining the current personnel, maintaining the current relationships with third-party vendors, and avoiding the costs of finding a new investment adviser appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

The Independent Directors also considered the overall profitability of VII Peaks, reviewing VII Peaks’ financial information.  The Independent Directors also examined the level of profits that could be expected to accrue to VII Peaks from the fees payable under the New Investment Advisory Agreement and VII Peaks’ commitment to pay expense reimbursement obligations owed by the Prior Adviser to the Fund, as well as the Fund’s brokerage practices and the fact that VII Peaks does not have any “soft dollar” arrangements with brokers it uses for Fund transactions.   The Independent Directors concluded that VII Peaks’ profit from sponsoring the Fund will not be excessive and that VII Peaks had adequate profit levels to support the services to the Fund.

No single factor was determinative in the Board’s decision to approve the New Investment Advisory Agreement for the Fund, but rather, the Board based its determination on the total mix of information available to the Independent Directors.  Based on a consideration of all the factors in their totality, the Board determined that the New Investment Advisory Agreement with VII Peaks, including the advisory fees, was fair and reasonable.  The Board therefore determined that the approval of the New Investment Advisory Agreement would be in the best interest of the Fund and its shareholders.

Vote Required

Approval of the proposal to approve the New Investment Advisory Agreement in order to engage VII Peaks as the investment adviser for the Fund on a permanent basis requires the vote of the “majority of the outstanding voting securities” of the Fund.  Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Independent Directors recommend that shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting.  However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING INDEPENDENT DIRECTORS AND THEIR NOMINEES

Banks, broker-dealers, voting Independent Directors and their nominees should advise the Fund at 100 Pine Street, Suite 500, San Francisco, California 94111, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

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ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of VII Peaks

Since the beginning of the most recently completed fiscal year, no Director has made any purchases or sales of securities of VII Peaks or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting.  As of that date, the Fund had 2,845,618 shares outstanding.

Management Ownership.   As of the Record Date, to the best of the knowledge of the Fund, no Director of the Fund beneficially owned 1% or more of the outstanding shares of the Fund, and the Independent Directors and the officers of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.  The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.  As of the Record Date, the Independent Directors, and their respective immediate family members, did not own any securities beneficially or of record in VII Peaks, Axiom Capital Management, Inc., the dealer manager for the Fund, or any of their respective affiliates.

Control Persons and Principal Shareholders.   A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  As of the Record Date, the Fund does not have any shareholders who would constitute either principal shareholders or control persons.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and proxy card, on or about November 12, 2013.  Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or personal interview by representatives of the Fund.   The Fund may also arrange to have votes recorded by telephone.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to VII Peaks Investor Services c/o Phoenix American Financial Services, 2401 Kerner Blvd, San Rafael, CA 94901; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new proxy card (if received in time to be voted).  Mere attendance at the Special Meeting will not revoke voting instructions.

If the Fund records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.  Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.”  Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.  With respect to any other business that may properly come before the Special Meeting, the effect of broker non-votes will be dependent upon the vote that is required to approve such proposal.

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All proxies solicited by the Board that are properly executed and received by the Fund’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  Shares represented by such proxies will be voted in accordance with the instructions on the proxies.  If no instruction is made on a properly executed proxy, it will be voted FOR the proposal.  All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions.  If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

A quorum is 50% of outstanding shares entitled to vote in person or by proxy at the Special Meeting.  If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy.  When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the proposal, unless directed to vote AGAINST the proposed adjournment.

Shareholders of record of the Fund at the close of business on October 16, 2013 will be entitled to vote at the Special Meeting.  Other than any principal shareholders disclosed above, to the knowledge of the Fund no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund as of October 16, 2013.  Each whole share you hold as of the close of business on the Record Date is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone solicitations.  If the Fund does not receive your proxy by a certain time, you may receive a telephone call from Fund officers, employees or agents asking you to vote.  The Fund does not reimburse officers of the Fund, or regular employees and agents involved in the solicitation of proxies.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by VII Peaks.

Service Providers

The Fund’s investment adviser is VII Peaks Capital, LLC, located at 100 Pine Street, Suite 500, San Francisco, California 94111.  Phoenix American Financial Services, Inc., Attention: VII Peaks Service Team, 2401 Kerner Blvd, San Rafael, CA 94901, provides transfer agent and distribution paying agency services to the Fund. U.S. Bank National Association One Federal Street, 3rd Floor, Boston, MA 02110, serves as the Fund’s Custodian.  Axiom Capital Management, Inc. located at 780 Third Avenue, 43rd Floor, New York, NY 10017-2024, serves as the Fund’s dealer manager in its continuous offering.

Portfolio Transactions

The Fund does not allocate portfolio brokerage on the basis of the sales of shares.   The Fund does not have any affiliated brokers and accordingly make portfolio transactions through affiliated brokers.

Principal Executive Officers and Independent Directors of the Fund

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The following table provides the name, address and principal occupation of the principal executive officers and Independent Directors of the Fund.  The Board is responsible for the overall management of the Fund, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund.  The current Independent Directors and officers of the Fund, their dates of birth, positions with the Fund, terms of office with the Fund and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

Name, Address And Age	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held
Jeya Kumar (58) 100 Pine Street, Suite 500 San Francisco, California 94111	Director	Until 2014; Since January 2012.	Advisor at Patni Computer Systems, Ltd. since 2011; Formerly Chief Executive Officer of Patni Computer Systems, Ltd. (2009 to 2011); Formerly Chief Executive Officer of MphasiS Limited (2008 to 2009)	None
Amit Mahajan (37) 100 Pine Street, Suite 500 San Francisco, California 94111	Director	Until 2015; Since March 2012.	Director at PineBridge Investments since 2005	PineBridge Investments
Robert Winspear (47) 100 Pine Street, Suite 500 San Francisco, California 94111	Director	Until 2014; Since January 2012.	President of Winspear Investments, LLC since 2002	Alpha Financial Technologies/EAM Corporation
James L. Nelson (64) 100 Pine Street, Suite 500 San Francisco, California 94111	Director	Until 2014; Since November 2013	Outside director at various companies	Icahn Enterprises, LP; Tropicana Entertainment, Inc.; Take-Two Interactive Software, Inc.; Voltari, Inc.; Single Touch Systems, Inc.

Name, Address And Age	Position with the Fund	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Other Directorships Held
Gurpreet S. Chandhoke (39) 100 Pine Street, Suite 500 San Francisco, California 94111	Chairman of the Board, Chief Executive Officer	Until 2015; Since August 2011.	Managing Partner and Chief Investment Officer of VII Peaks (April 2009 to present); Senior Vice President of Deutsche Bank Technology Investment Banking Group (August 2006 to February 2009)	None.
Cecilia Shea (57) 100 Pine Street, Suite 500 San Francisco, California 94111	Chief Financial Officer, Treasurer and Secretary	Indefinite Term, Since May 2012.

Chief Financial Officer of KBR Capital Partners since May 2012; Formerly Chief Financial Officer and Chief Compliance Officer for Pagemill Partners (June 2011 to March 2012); Various positions, including Chief Financial Officer and Chief Administration Officer of SVB Financial Group (May 2002 to May 2010)

None.
Gino Malaspina (45) 100 Pine Street, Suite 500 San Francisco, California 94111	Chief Compliance Officer	Indefinite Term; Since March 2013

Counsel for Cipperman & Company and Director at Cipperman Compliance Services (October 2010 to present); Associate attorney at Stradley Ronon Stevens and Young, LLP (April 2009 to July 2010); Law clerk at Stradley’s Investment Management Group (July 2007 to March 2009)

None.

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Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address.  However, each shareholder will receive separate proxy cards.  If you would like to receive a separate copy of the Proxy Statement, please call 1-(855) 889-1778 or write to the Fund at 100 Pine Street, Suite 500, San Francisco, California 94111.  If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

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Exhibit A

FORM OF

INVESTMENT ADVISORY AGREEMENT

BETWEEN

VII PEAKS-KBR CO-OPTIVIST INCOME BDC II, INC.

AND

VII PEAKS CAPITAL, LLC

This Investment Advisory Agreement (the “Agreement”) is made as of August 20, 2013 (the “Effective Date”), by and between VII PEAKS-KBR CO-OPTIVIST INCOME BDC II, INC., a Maryland corporation (the “Company”), and VII PEAKS CAPITAL, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Company is a non-diversified, closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules promulgated thereunder, the “1940 Act”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (together with the rules promulgated thereunder, the “Advisers Act”);

WHEREAS, prior to the Effective Date hereof, the Company retained VII Peak-KBR BDC Advisor II, LLC (the “Prior Adviser”) as its investment adviser;

WHEREAS, the Company desires to retain the Adviser to provide investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Adviser is willing to provide investment advisory services to the Company in the manner and on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Adviser hereby agree as follows:

1.	Duties of the Adviser.

(a) Retention of Adviser. The Company hereby appoints the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the board of directors of the Company (the “Board of Directors”), for the period and upon the terms herein set forth in accordance with:

(i) the investment objectives, policies and restrictions that are set forth in the Company’s Registration Statement on Form N-2 as declared effective by the Securities and Exchange Commission (the “SEC”), as supplemented, amended or superseded from time to time (the “Registration Statement”);

(ii) during the term of this Agreement, all other applicable federal and state laws, rules and regulations, and the Company’s amended and restated articles of incorporation, as further amended from time to time (“Articles of Incorporation”);

(iii) such investment policies, directives, regulatory restrictions as the Company may from time to time establish or issue and communicate to the Adviser in writing; and

1

(iv) the Company’s compliance policies and procedures as applicable to the Company’s adviser and as administered by the Company’s chief compliance officer.

(b) Responsibilities of Adviser. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement:

(i) determine the composition and allocation of the Company’s investment portfolio, the nature and timing of any changes therein and the manner of implementing such changes;

(ii) identify, evaluate and negotiate the structure of the investments made by the Company;

(iii) perform due diligence on prospective portfolio companies;

(iv) execute, close, negotiate and restructure debt as may be necessary, service and monitor the Company’s investments;

(v) determine the securities and other assets that the Company shall purchase, retain, or sell;

(vi) provide the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds; and

(vii) to the extent permitted under the 1940 Act and the Advisers Act, on the Company’s behalf, and in coordination with any Sub-Adviser (as defined below) and administrator, provide significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance under the 1940 Act, including utilizing appropriate personnel of the Adviser to, among other things, monitor the operations of the Company’s portfolio companies, participate in board and management meetings, consult with and advise officers of portfolio companies and provide other organizational and financial consultation.

(c) Power and Authority. To facilitate the Adviser’s performance of these undertakings, but subject to the restrictions contained herein, the Company hereby delegates to the Adviser, and the Adviser hereby accepts, the power and authority to act on behalf of the Company to effectuate investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Adviser shall use commercially reasonable efforts to arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board of Directors. If it is necessary for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create, or arrange for the creation of, such special purpose vehicle and to make investments through such special purpose vehicle in accordance with applicable law. The Company also grants to the Adviser power and authority to engage in all activities and transactions (and anything incidental thereto) that the Adviser deems, in its sole discretion, appropriate, necessary or advisable to carry out its duties pursuant to this Agreement.

(d) Acceptance of Appointment. The Adviser hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(e) Sub-Advisers. The Adviser is hereby authorized to enter into one or more sub-advisory agreements (each a “Sub-Advisory Agreement”) with other investment advisers (each a “Sub-Adviser”) pursuant to which the Adviser may obtain the services of the Sub-Adviser(s) to assist the Adviser in fulfilling its responsibilities hereunder, subject to the oversight of the Adviser and/or the Company, with the scope of such services and oversight to be set forth in each Sub-Advisory Agreement.

(i) The Adviser and not the Company shall be responsible for any compensation payable to any Sub-Adviser; provided, however, that the Adviser shall have the right to direct the Company to pay directly any Sub-Adviser but only with respect to the amounts due and payable to such Sub-Adviser from the fees and expenses payable to the Adviser under this Agreement.

2

(ii) Any Sub-Advisory Agreement entered into by the Adviser shall be in accordance with the requirements of the 1940 Act and the Advisers Act, including without limitation, the requirements of the 1940 Act relating to Board of Directors and Company stockholder approval thereunder, and other applicable federal and state law.

(iii) Any Sub-Adviser shall be subject to the same fiduciary duties as are imposed on the Adviser pursuant to this Agreement, the 1940 Act and the Advisers Act, as well as other applicable federal and state law.

(f) Independent Contractor Status. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

(g) Record Retention. Subject to review by and the overall control of the Board of Directors, the Adviser shall maintain and keep all books, accounts and other records of the Adviser that relate to activities performed by the Adviser hereunder as required under the 1940 Act and the Advisers Act. The Adviser agrees that all records that it maintains and keeps for the Company shall at all times remain the property of the Company, shall be readily accessible during normal business hours, and shall be promptly surrendered to the Company upon the termination of this Agreement or otherwise on written request by the Company. The Adviser further agrees that the records that it maintains and keeps for the Company shall be preserved in the manner and for the periods prescribed by the 1940 Act, unless any such records are earlier surrendered as provided above. The Adviser shall have the right to retain copies, or originals where required by Rule 204-2 promulgated under the Advisers Act, of such records to the extent required by applicable law, subject to observance of its confidentiality obligations under this Agreement. The Adviser shall maintain records of the locations where books, accounts and records are maintained among the persons and entities providing services directly or indirectly to the Adviser or the Company.

(h) Fiduciary Duty. It is acknowledged that the Adviser shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Company, whether or not in the Adviser’s immediate possession or control. The Adviser shall not employ, or permit another to employ, such funds or assets in an manner except for the exclusive benefit of the Company. The Adviser shall not, by entry into an agreement with any stockholder of the Company or otherwise, contract away the fiduciary obligation owed to the Company and the Company’s stockholders under common law or otherwise.

2.	Expenses Payable by the Company.

(a) Adviser Personnel. All investment personnel of the Adviser, when and to the extent engaged in providing investment advisory services and managerial assistance hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Adviser and not by the Company.

(b) Costs. Subject to the limitations on expense reimbursement of the Adviser as set forth in Section 2(a), the Company, either directly or through reimbursement to the Adviser, shall bear all costs and expenses of its investment operations and its investment transactions, including, without limitation, costs and expenses relating to: expenses deemed to be “organization and offering expenses” of the Company for purposes of Conduct Rule 2310(a)(12) of the Financial Industry Regulatory Authority (for purposes of this Agreement, such expenses, exclusive of commissions, the dealer manager fee and any discounts, are hereinafter referred to as “Organization and Offering Expenses”); corporate and organizational expenses relating to offerings of shares of the Company’s common stock, subject to limitations included in the Agreement; the cost of calculating the Company’s net asset value, including the cost of any third-party valuation firms; the cost of effecting sales and repurchases of shares of the Company’s shares of common stock and other securities; fees payable to third parties relating to, or associated with, making investments and valuing investments, including fees and expenses associated with performing due diligence reviews of prospective investments; transfer agent and custodial fees, fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events); federal and state registration fees; federal, state and local taxes; independent directors’ fees and expenses; brokerage commissions for the Company’s investments; costs of proxy statements, stockholders’ reports and notices; fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums; direct costs such as printing, mailing, long distance telephone and staff costs associated with the Company’s reporting and compliance obligations under the1940 Act and applicable federal and state securities laws, including compliance with the Sarbanes-Oxley Act of 2002; fees and expenses associated with accounting, independent audits and outside legal costs; and all other expenses incurred by the Company’s Adviser, any Sub-Adviser or the Company in connection with administering the Company’s business, including expenses incurred by the Company’s administrator in performing administrative services for the Company, and the reimbursement of the compensation of the Company’s administrator.

3

Notwithstanding the foregoing, the Company shall not be liable for Organization and Offering Expenses to the extent that Organization and Offering Expenses, together with all prior Organization and Offering Expenses, exceed 1.5% of the aggregate gross proceeds from the offering of the Company’s securities (the “Reimburseable O&O Expenses”).

(c) Assumption of Amounts Due From and To Prior Adviser. The Adviser hereby agrees to assume and pay the Company all amounts due the Company from the Prior Adviser as reflected in the Company’s books and records as of the Effective Date, including any amounts due under the Expense Reimbursement Agreement between the Company and the Prior Adviser. The Company hereby agrees to pay the Adviser any Reimburseable O&O Expenses incurred by the Prior Advisor which the Company would otherwise be obligated to reimburse the Prior Adviser from future sales of the Company’s securities, beginning with any sales of securities occurring after August 30, 2013.

3.	Compensation of the Adviser.

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (“Base Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Adviser may, in its sole discretion, elect or agree to temporarily or permanently waive, defer, reduce or modify, in whole or in part, the Base Management Fee and/or the Incentive Fee. Any of the fees payable to the Adviser under this Agreement for any partial month or calendar quarter shall be appropriately prorated. The fees payable to the Adviser as set forth in this Agreement shall be calculated using a detailed calculation policy and procedures approved by the Adviser and the Board of Directors, including a majority of the Independent Directors (as defined in the Articles of Incorporation), and shall be consistent with the calculation of such fees as set forth in this Section. See Appendix A for examples of how these fees are calculated.

(a) Base Management Fee. The Base Management Fee is calculated as follows and payable monthly in arrears: at an annual rate of 2.0% of the Company’s net assets if net assets are below $100 million, at an annual rate of 1.75% of the Company’s net assets if net assets are between $100 million and $250 million, and at an annual rate of 1.5% of the Company’s net assets if net assets are above $250 million. During the calendar month in which the Effective Date occurs, the Base Management Fee will be prorated based on the number of days of the month in which this Agreement is in force.

(b) Incentive Fee.

The Incentive Fee will be divided into two parts: (1) a subordinated incentive fee on income and (2) an incentive fee on capital gains.

The subordinated incentive fee on income is earned on pre-incentive fee net investment income and shall be determined and payable in arrears as of the end of each calendar quarter during which the Investment Advisory Agreement is in effect. If this Agreement is terminated, the fee will also become payable as of the effective date of such termination. For the calendar quarter in which the Effective Date occurs, the subordinated incentive fee on income will be prorated based on the number of days of the quarter in which this Agreement is in force.

The subordinated incentive fee on income for each quarter will be calculated as follows:

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☐  No subordinated incentive fee on income will be payable in any calendar quarter in which the pre-incentive fee net investment income does not exceed a quarterly return to stockholders of 2.00% per quarter on average adjusted capital (the “quarterly preferred return.”)

☐  For any quarter in which pre-incentive fee net investment income exceeds 2.00% of average adjusted capital, the subordinated incentive fee on income shall equal 20% of pre-incentive fee net investment income.

☐  “Pre-incentive fee net investment income” is defined as interest income, dividend income and any other income accrued during the calendar quarter, minus operating expenses for the quarter, including the Base Management Fee, expenses payable to the Company’s administrator, any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

☐  Adjusted capital is defined as (a) cumulative proceeds generated from sales of the Company’s common stock, including proceeds from the distribution reinvestment plan, net of sales loads (sales commissions and dealer manager fees) and (b) reduced for (i) distributions paid to stockholders that represent return of capital and (ii) amounts paid for share repurchases pursuant to the share repurchase program.

The incentive fee on capital gains will be earned on investments sold and shall be determined and payable in arrears as of the end of each calendar year during which this Agreement is in effect. If this Agreement is terminated, the fee will also become payable as of the effective date of such termination. The fee is equal to 20% of “incentive fee capital gains,” which shall equal the Company’s realized capital gains on a cumulative basis from inception, calculated as of the end of each calendar year, less all realized capital losses and unrealized capital depreciation on a cumulative basis, and less the aggregate amount of any previously paid capital gain incentive fees, including any capital gain incentive fees paid or payable to the Prior Adviser.

(c) Waiver or Deferral of Fees.

The Adviser shall have the right to elect to waive or defer all or a portion of the Base Management Fee and/or Incentive Fee that would otherwise be paid to it. Prior to the payment of any fee to the Adviser, the Company shall obtain written instructions from the Adviser with respect to any waiver or deferral of any portion of such fees. Any portion of a deferred fee payable to the Adviser and not paid over to the Adviser with respect to any month, calendar quarter or year shall be deferred without interest and may be paid over in any such other month prior to the occurrence of the termination of this Agreement, as the Adviser may determine upon written notice to the Company.

4.	Covenant of the Adviser.

The Adviser covenants that it is or will be registered as an investment adviser under the Advisers Act on the effective date of this Agreement as set forth in Section 11 herein, and shall maintain such registration until the expiration or termination of this Agreement. The Adviser agrees that its activities shall at all times comply in all material respects with all applicable federal and state laws governing its operations and investments. The Adviser agrees to observe and comply with applicable provisions of the code of ethics adopted by the Company pursuant to Rule 17j-1 under the 1940 Act, as such code of ethics may be amended from time to time.

5.	Brokerage Commissions.

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account factors, including without limitation, price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and is consistent with the Adviser’s duty to seek the best execution on behalf of the Company. Notwithstanding the foregoing, with regard to transactions with or for the benefit of the Company, the Adviser may not pay any commission or receive any rebates or give-ups, nor participate in any business arrangements which would circumvent this restriction.

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6.	Other Activities of the Adviser.

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to or different from those of the Company, and nothing in this Agreement shall limit or restrict the right of any officer, director, stockholder (and their stockholders or members, including the owners of their stockholders or members), officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). The Adviser assumes no responsibility under this Agreement other than to render the services set forth herein. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7.	Responsibility of Dual Directors, Officers and/or Employees.

If any person who is a director, officer, stockholder or employee of the Adviser is or becomes a director, officer, stockholder and/or employee of the Company and acts as such in any business of the Company, then such director, officer, stockholder and/or employee of the Adviser shall be deemed to be acting in such capacity solely for the Company, and not as a director, officer, stockholder or employee of the Adviser or under the control or direction of the Adviser, even if paid by the Adviser.

8.	Indemnification.

(a) Indemnification. Subject to Section 9, the Adviser, any Sub-Adviser, each of their directors, officers, stockholders or members (and their stockholders or members, including the owners of their stockholders or members), agents, employees, controlling persons (as determined under the 1940 Act (“Controlling Persons”)) and any other person or entity affiliated with, or acting on behalf of, the Adviser or any Sub-Adviser (each an “Indemnified Party” and, collectively, the “Indemnified Parties”) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser or any Sub-Adviser in connection with the performance of any of their duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Indemnified Parties (each of whom shall be deemed a third party beneficiary hereof) and hold them harmless from and against all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) (“Losses”) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Indemnified Parties’ duties or obligations under this Agreement, any Sub-Advisory Agreement, or otherwise as an investment adviser of the Company to the extent such Losses are not fully reimbursed by insurance and otherwise to the fullest extent such indemnification would not be inconsistent with the Articles of Incorporation, the 1940 Act, the laws of the State of Maryland law or the provisions of Section II.G of the Omnibus Guidelines published by the North American Securities Administrators Association on March 29, 1992, as it may be amended from time to time.

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(b) Advancement of Funds. The Company shall be permitted to advance funds to the Indemnified Parties for legal expenses and other costs incurred as a result of any legal action for which indemnification is being sought only if all of the following conditions are met:

(i) The legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Company;

(ii) the Indemnified Party provides the Company with written affirmation of the Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Company;

(iii) The legal action is initiated by a third party who is not a Company stockholder, or the legal action is initiated by a Company stockholder and a court of competent jurisdiction specifically approves such advancement; and

(iv) The Indemnified Party provides the Company with a written agreement to repay the advanced funds to the Company, allocated as advanced, together with the applicable legal rate of interest thereon, in cases in which the Indemnified Party is not found to be entitled to indemnification pursuant to a final, non-appealable decision of a court of competent jurisdiction.

(c) The Adviser shall indemnify the Company, and its affiliates and Controlling Persons, for any Losses that the Company or its Affiliates and Controlling Persons may sustain as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

9.	Limitation on Indemnification.

Notwithstanding Section 8(a) to the contrary, the Company shall not provide for indemnification of the Indemnified Parties for any liability or loss suffered by the Indemnified Parties, nor shall the Company provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Company, unless all of the following conditions are met:

(i) the Indemnified Party has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company;

(ii) the Indemnified Party was acting on behalf of or performing services for the Company;

(iii) such liability or loss was not the result of willful misfeasance, bad faith or gross negligence by the Indemnified Party; and

(iv) such indemnification or agreement to hold harmless is recoverable only out of the Company’s net assets and not from stockholders.

Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met:

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(i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations;

(ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction; or

(iii) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the SEC and the published position of any state securities regulatory authority in which securities of the Company were offered or sold as to indemnification for violations of securities laws.

10.	Conflicts of Interests and Prohibited Activities.

The following provisions in this Section 10 shall apply for only so long as the shares of common stock (the “shares”) of the Company are not listed on a national securities exchange.

(a) No Exclusive Agreement. The Adviser is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Company.

(b) Rebates, Kickbacks and Reciprocal Arrangements.

(i) The Adviser agrees that it shall not (A) receive or accept any rebate, give-up or similar arrangement that is prohibited under applicable federal or state securities laws, (B) participate in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions, or (C) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws.

(ii) The Adviser agrees that it shall not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell the Company’s shares or give investment advice to a potential shareholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of sales commissions for selling or distributing the Company’s shares.

(c) Commingling. The Adviser covenants that it shall not permit or cause to be permitted the Company’s funds to be commingled with the funds of any other entity. Nothing in this Subsection 10(c) shall prohibit the Adviser from establishing a master fiduciary account pursuant to which separate sub accounts are established for the benefit of affiliated programs, provided that the Company’s funds are protected from the claims of other programs and creditors of such programs.

11.	Effectiveness, Duration and Termination of Agreement.

(a) Term and Effectiveness. This Agreement shall become effective as of the date that the Company meets the minimum offering requirement, as such term is defined in the prospectus contained in the Company’s Registration Statement as declared effective by the SEC. Once effective, this Agreement shall remain in effect for two years, and thereafter shall continue automatically for successive one-year periods, provided that such continuance is specifically approved at least annually by: (i) the vote of the Board of Directors, or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party (“Independent Directors”), in accordance with the requirements of the 1940 Act.

(b) Termination. This Agreement may be terminated at any time, without the payment of any penalty: (i) by the Company upon 60 days’ prior written notice to the Adviser: (A) upon the vote of a majority of the outstanding voting securities of the Company (as defined in Section 2(a)(42) of the 1940 Act) or (B) by the vote of the Company’s Independent Directors; or (ii) by the Adviser upon not less than 120 days’ prior written notice to the Company. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of construing Section 15(a)(4) of the 1940 Act). The provisions of Sections 8 and 9 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.

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(c) Payments to and Duties of Adviser Upon Termination.

(i) After the termination of this Agreement, the Adviser shall not be entitled to compensation for further services provided hereunder except that it shall be entitled to receive from the Company within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Adviser prior to termination of this Agreement, including any deferred fees.

(ii) The Adviser shall promptly upon termination:

(a) deliver to the Board of Directors a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board of Directors;

(b) deliver to the Board of Directors all assets and documents of the Company then in custody of the Adviser; and

(c) cooperate with the Company to provide an orderly transition of services.

The following provision in this Section 11 shall apply for only so long as the shares of the Company are not listed on a national securities exchange.

(d) Other Matters. Without the approval of holders of a majority of the Shares entitled to vote on the matter, the Adviser shall not: (i) amend this Agreement except for amendments that do not adversely affect the interests of the stockholders; (ii) voluntarily withdraw as the Adviser unless such withdrawal would not affect the tax status of the Company and would not materially adversely affect the stockholders; (iii) appoint a new Adviser; (iv) sell all or substantially all of the Company’s assets other than in the ordinary course of the Company’s business; or (v) cause the merger or other reorganization of the Company. In the event that the Adviser should withdraw pursuant to (ii) above, the withdrawing Adviser shall pay all expenses incurred as a result of its withdrawal. The Company may terminate the Adviser’s interest in the Company’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Adviser’s interest, determined by agreement of the terminated Adviser and the Company. If the Company and the Adviser cannot agree upon such amount, then such amount will be determined in accordance with the then current rules of the American Arbitration Association. The expenses of such arbitration shall be borne equally by the terminated Adviser and the Company. The method of payment to the terminated Adviser must be fair and must protect the solvency and liquidity of the Company.

12.	Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at the address listed below or at such other address for a party as shall be specified in a notice given in accordance with this Section.

13.	Amendments.

This Agreement may be amended by mutual written consent of the parties, subject to the provisions of the 1940 Act.

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14.	Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one and the same instrument binding on all parties hereto, notwithstanding that all parties shall not have signed the same counterpart.

15.	Governing Law.

Notwithstanding the place where this Agreement may be executed by any of the parties hereto and the provisions of Section 8, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Company is regulated as a BDC under the 1940 Act, this Agreement shall also be construed in accordance with the applicable provisions of the 1940 Act and the Advisers Act. In such case, to the extent the applicable laws of the State of New York or any of the provisions herein conflict with the provisions of the 1940 Act or the Advisers Act, the latter shall control. Any reference in this Agreement to a statute or provision of the 1940 Act shall be construed to include any successor statute or provision to such statute or provision and any reference to any rule promulgated under the Advisers Act shall be construed to include any successor promulgated rule.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

VII PEAKS-KBR CO-OPTIVIST INCOME BDC II, INC.
a Maryland corporation

By: /s/
Name:

VII PEAKS CAPITAL, LLC
a Delaware limited liability company

By: /s/
Name:

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Appendix A

NOTE: All percentages herein refer to Adjusted Capital.

Example 1: Subordinated Incentive Fee on Income for Each Calendar Quarter

Scenario 1

Assumptions

☐	Investment income (including interest, dividends, fees, etc.) = 1.25%

☐	Preferred return(1) = 2.0%

☐	Base management fee(2) = 0.5%

☐	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

☐	Pre-incentive fee net investment income

(investment income—(base management fee + other expenses) = 0.55%

☐	Pre-incentive fee net investment income does not exceed the preferred return rate, therefore there is no subordinated incentive fee on income payable.

Scenario 2

Assumptions

☐	Investment income (including interest, dividends, fees, etc.) = 3.5%

☐	Preferred return(1) = 2.0%

☐	Base management fee(2) = 0.5%

☐	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

☐	Pre-incentive fee net investment income

(investment income - (base management fee + other expenses) = 2.8%

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☐	Subordinated incentive fee on income = 20.0% × 0.8% = 0.16%

Pre-incentive fee net investment income exceeds the preferred return; therefore, the subordinated incentive fee on income is 0.16%.

(1) Represents 8.0% annualized preferred return.

(2) Base management fee is calculated as follows and payable monthly in arrears: 2.00% if our net assets are below $100 million; 1.75% if our net assets are between $100 million and $250 million; and 1.50% if our net assets are above $250 million. Examples assume assets are equal to adjusted capital.

(3) Excludes organizational and offering expenses.

Example 2: Incentive Fee on Capital Gains

Scenario 1

Assumptions

☐	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

☐	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

☐	Year 3: FMV of Investment B determined to be $25 million

☐	Year 4: Investment B sold for $31 million

The incentive fee on capital gains would be:

☐	Year 1: None

☐	Year 2: Incentive fee on capital gains of $6 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

☐	Year 3: None - $5 million (20.0% multiplied by ($30 million cumulative realized capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

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☐	Year 4: Incentive fee on capital gains of $200,000 - $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6 million (incentive fee on capital gains taken in Year 2)

Scenario 2

Assumptions

☐	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

☐	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

☐	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

☐	Year 4: FMV of Investment B determined to be $35 million

☐	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

☐	Year 1: None

☐	Year 2: $5 million incentive fee on capital gains - 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

☐	Year 3: $1.4 million incentive fee on capital gains - $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million incentive fee on capital gains received in Year 2

☐	Year 4: None

☐	Year 5: None - $5 million (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative incentive fee on capital gains paid in Year 2 and Year 3

* The returns shown are for illustrative purposes only. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in the examples above.

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PROXY TABULATOR Phoenix American Financial Services, Inc., 2401 Kerner Blvd, San Rafael, CA 94901

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2) Go to the website www.proxyvoting.com/viipeaks

3) Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-(800) 730-8334

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

[control number]	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Inv Title Line 1 Inv Title Line2 Investor #: XXXX / Card # XXXXXXXXXX Shares Owned: XXXX.XXXX The Board of Trustees recommends you vote FOR the following:
		For	Against	Abstain

1. To approve an Investment Advisory Agreement between VII Peaks Capital, LLC and the Fund.		☐	☐	☐

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each shareholder is requested to sign, but only one Signature is required.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

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The Notice and Proxy Statement for this Meeting is available at www.proxyvoting.com/viipeaks.

[control number]

VII PEAKS CO-OPTIVIST INCOME BDC II, INC.

The undersigned shareholder, revoking prior proxies, of the VII Peaks Co-Optivist Income BDC II, Inc. (the “Fund”) listed above hereby appoints Gurpreet S. Chandhoke and Stephen F. Shea, each of them, as attorneys-in-fact and the proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders to be held at the offices of the Fund’s offices, 100 Pine Street, Suite 500, San Francisco, California 94111 on December 13, 2013, at 10:00 a.m., Pacific Time, and at any  adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

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